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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

        CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 19, 2002

BURNHAM PACIFIC PROPERTIES, INC.
(Exact name of Registrant as specified in charter)

Maryland (State or other jurisdiction of incorporation)	1-9524 (Commission file number)	33-0204126 (IRS employer identification no.)

110 West A Street, Suite 900, San Diego, California	92101-3711
(Address of principal executive offices)	(Zip Code)

(619) 652-4700
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

ITEM 2. Disposition of Assets.

        On March 19, 2002, Burnham Pacific Properties, Inc. (the "Company") sold Santa Fe Springs Plaza, one of its California retail assets, to Santa Fe Springs Plaza Associates, LLC, a joint venture between ScanlanKemperBard Companies, an Oregon corporation, and Praedium Group for approximately $19,665,000 in cash (the "Santa Fe Sale"). Santa Fe Springs Plaza is a 165,000 square foot open-air community shopping center located in Santa Fe Springs, California. A copy of the press release announcing the closing has been filed as Exhibit 99.1 hereto and is hereby incorporated by reference.

ITEM 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

    Not applicable.

  (b)
  Pro Forma Financial Information.

    Pro forma financial information statements are included herein pursuant to Article 11 of Regulation S-X.

  (c)
  Exhibits.

  99.1
  Press release of the Company, dated March 20, 2002

2

SIGNATURES

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned, thereunto duly authorized.

BURNHAM PACIFIC PROPERTIES, INC.

Dated: April 3, 2002	By:	/s/ DANIEL B. PLATT
	Name:	Daniel B. Platt
	Title:	Chief Financial Officer

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BURNHAM PACIFIC PROPERTIES, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        The accompanying unaudited pro forma condensed consolidated statement of net assets as of December 31, 2001 (Liquidation Basis) gives effect to the Santa Fe Sale as if it had occurred on December 31, 2001.

        The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2001 (Liquidation Basis) gives effect to the Santa Fe Sale as if it had occurred on January 1, 2001.

        The unaudited pro forma condensed consolidated financial statements are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual financial position or results of operations that would have occurred had the transactions and events reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations or financial condition that may be achieved in the future. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and all of the financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

Burnham Pacific Properties, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Net Assets (Liquidation Basis)
December 31, 2001
(in thousands)

	Historical	Santa Fe Sale		Pro-Forma
ASSETS
Real Estate Held For Sale	$212,274	$(19,540	)(1)	$192,734
Cash and Cash Equivalents	75,122	18,992	(2)	94,114
Restricted Cash	8,816	—		8,816
Receivables-Net	7,796	24	(3)	7,820
Investments in Unconsolidated Subsidiaries	1,886	—		1,886
Other Assets	1,270	(24	)(3)	1,246

Total	307,164	(548)		306,616

LIABILITIES
Accounts Payable and Other Liabilities	6,108	—		6,108
Liquidating Distributions Payable	41,731	—		41,731
Deposits for Property Sales	6,593	—		6,593
Tenant Security Deposits	715	(85	)(4)	630
Notes Payable	102,204	—		102,204
Reserve for Estimated Costs During the Period of Liquidation	5,709	—		5,709
Deferred Gain on Real Estate Assets	5,819	(3,254	)(5)	2,565

Total Liabilities	168,879	(3,339)		165,540

Minority Interest	2,425	—		2,425

NET ASSETS IN LIQUIDATION	$135,860	$2,791	(6)	$138,651

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

Burnham Pacific Properties, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets
For the Year Ended December 31, 2001 (Liquidation Basis)
(in thousands, except per share amounts)

	For the Year Ended 12/31/01	Santa Fe Sale		Pro-Forma
REVENUES
Rents	$62,442	$(3,013	)(7)	$59,429
Interest	1,795	—		1,795

Total Revenues	64,237	(3,013)		61,224
COSTS AND EXPENSES
Interest	15,707	—		15,707
Rental Operating	22,244	(788	)(7)	21,456
Provision for Bad Debt	2,835	(17	)(7)	2,818
General and Administrative	6,324	—		6,324
Litigation & Legal	885	(1	)(7)	884

Total Costs and Expenses	47,995	(806)		47,189

Income from Operations Before Minority Interest and Dividends Paid to Preferred Stockholders	16,242	(2,207)		14,035
Minority Interest	(820)	—		(820)

Net Income	$15,422	$(2,207)		$13,215
Dividends Paid to Preferred Stockholders	(2,249)	—		(2,249)

Income Available to Common Stockholders	$13,173	$(2,207)		$10,966

Net Assets in Liquidation at December 31, 2000	$177,447	—		$177,447
Adjustment to Net Assets in Liquidation	(10,458)	2,791		(7,667)
Liquidating Distributions to Common Stockholders	(44,302)	—		(44,302)
Income Available to Common Stockholders	13,173	—		13,173

Net Assets in Liquidation at December 31, 2001	$135,860			$138,651

Net Income Per Share—Basic and Diluted	$0.41	$(0.07)		$0.34

Weighted Ave. No. of Shares—Basic and Diluted	32,450	32,450		32,450

See accompanying notes to the unaudited pro forma condensed consolidated financial statements

BURNHAM PACIFIC PROPERTIES, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of December 31, 2001

        The unaudited pro forma condensed consolidated statement of net assets as December 31, 2001 (Liquidation Basis) assumes the Santa Fe Sale as described in Item 2 of this Form 8-K filing occurred on December 31, 2001. The pro forma information is based upon the Company's audited historical statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 after giving effect to the following adjustments:

Santa Fe Sale

  (1)
  Reflects the net realizable value of Santa Fe Springs Plaza as of December 31, 2001.

  (2)
  Reflects the net cash proceeds from the Santa Fe Sale.

  (3)
  Represents reclassification of other assets expected to be collected in connection with the Santa Fe Sale.

  (4)
  Reflects the carrying amount of certain liabilities for the Santa Fe Sale.

  (5)
  Reflects the recognition of deferred gain related to the Santa Fe Sale.

  (6)
  Reflects the recognition of deferred gain and an adjustment to the Net Assets in Liquidation related to final closing adjustments for the Santa Fe Sale.

Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets for the Year Ended December 31, 2001 (Liquidation Basis)

        The Company's unaudited pro forma condensed consolidated statement of changes in net assets for the year ended December 31, 2001 (Liquidation Basis) assumes the Santa Fe Sale as described in Item 2 of this Form 8-K filing occurred on January 1, 2001, but does not reflect the aggregate net gain on sale of properties. The pro forma financial information is based on the audited historical financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 after giving effect to the following adjustments:

Santa Fe Sale

  (7)
  Reflects the actual operating results for revenues and expenses for year ended December 31, 2001 for the Santa Fe Sale.

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FORM 8-K
  ITEM 2. Disposition of Assets.
  ITEM 7. Financial Statements and Exhibits.
SIGNATURES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
  Unaudited Pro Forma Condensed Consolidated Statement of Net Assets (Liquidation Basis)
  Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS